NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 29, 2012
Schedule of Inventory, Current [Table Text Block]
As of December 29, 2012 and December 31, 2011, inventories consist of the following:

	December 29, 2012	December 31, 2011

Raw materials	$2,450	$2,865
Work-in-progress	19,008	15,185
Finished goods	2,492	2,185
	$23,950	$20,235

Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
The number of shares used in the earnings per common share computation for fiscal 2012 and 2011 are as follows:

Basic:	2012	2011
Net income	$5,871	$3,550
Weighted average common shares outstanding	5,174	4,959
Basic income per common share	$1.13	$0.72

Diluted:
Weighted average common shares outstanding	5,174	4,959
Dilutive effect of stock options	472	278
Weighted average common shares diluted	5,646	5,237
Diluted income per share	$1.04	$0.68
Anti–dilutive options excluded (1)	12	168
(1)	Anti-dilutive because exercise price exceeds average trading price for the period.